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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 17, 1996


                         THOMAS & BETTS CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its Charter)


         New Jersey                  1-4682              22-1326940
----------------------------      -------------      -------------------
(State or other jurisdiction      (Commission         (IRS Employer
   of incorporation                File Number)      Identification No.)


              1555 Lynnfield Road, Memphis, Tennessee      38119
             ------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)


      Registrant's telephone number, including area code (901) 682-7766


                                   Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition of Assets

         On January 2, 1996, Thomas & Betts Corporation ("Thomas & Betts") acquired from Eagle Industrial Products Corporation ("Eagle") all of the outstanding stock of Amerace Corporation ("Amerace") for $220,550,000 in cash. Eagle is a subsidiary of Eagle Industries, Inc., which is a subsidiary of Great American Management and Investment, Inc. There is no relationship between Thomas & Betts and Eagle or their affiliates.

         To pay the purchase price, Thomas & Betts borrowed funds available under its revolving credit facility.

         Amerace is an important manufacturer and supplier of electrical components including (i) cables, connectors and related products for electric utilities; (ii) electrical control products sold as components to the machine tool and process control industry; (iii) electrical connectors for specialized industrial and construction uses; and (iv) specialized lighting products. Amerace's most significant products are underground power and distribution connectors and components sold under its "Elastimold" brand name, which has the leading share of the U.S. market for these products and a growing international presence through joint ventures and export. Amerace's Hendrix Wire & Cable division produces products for use in underground and overhead residential electrical power distribution.

         Amerace has manufacturing facilities in Hackettstown, New Jersey; Milford, New Hampshire; Albuquerque, New Mexico; Punta Gorda and Brooksville, Florida; Ontario, Canada; and Berkshire, England, as well as various office and warehouse facilities. Thomas & Betts expects to continue to use the assets as appropriate to its needs.


Item 7.  Financial Statements and Exhibits

     (a) It is impracticable to provide the financial statements required hereunder at the time of filing this report, but Thomas & Betts expects to be able to file this information within two weeks, and, in any event, Thomas & Betts will file the information before sixty (60) days have expired from the date this report is filed.



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         (b)   It is impracticable to provide the financial statements required hereunder at the time of filing this report, but Thomas & Betts expects to be able to file this information within two weeks, and, in any event, Thomas & Betts will file the information before sixty (60) days have expired from the date this report is filed.

         (c)              Exhibits.

                 (2) Plan of Acquisition, reorganization, arrangement, liquidation or succession.

                          (a) Stock Purchase Agreement dated November 1, 1995 between Eagle and Thomas & Betts.

                          (b) Amendment No. 1 to Stock Purchase Agreement between Eagle and Thomas & Betts dated December 15, 1995.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THOMAS & BETTS CORPORATION



                                        By: /s/ Fred R. Jones
                                            --------------------------
                                            Fred R. Jones
                                            Vice President-Finance and
                                            Treasurer

Dated: January 17, 1996





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